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                                  EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-21847, No. 333-46761 and No. 333-77771) and Form
S-3 (No. 333-40148) of DuPont Photomasks, Inc. of our report dated July 24, 2000 appearing in this Annual Report on Form 10-K. We also consent to the reference to us under the heading "Selected Financial Data" in this Form 10-K.

PricewaterhouseCoopers LLP

Austin, Texas
September 15, 2000

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